Rule 497(e)
Files Nos. 333-14449
and 811-07599

Domini Institutional Social Equity FundSM

Prospectus
November 30, 2004
as supplemented June 10, 2005

Investing for GoodSM

As with all mutual funds, the Securities and Exchange Commission has not judged whether this fund is a good investment or whether the information in this prospectus is truthful and complete. Anyone who indicates otherwise is committing a crime.

Table of Contents

The Fund at a Glance
Investment Objective	1
Primary Investment Strategies	1
Primary Risks	2
Past Performance	3
Fund Fees and Expenses	5
More About the Fund
Socially Responsible Investing	7
About Index Investing	9
Answers to basic questions about how index funds work, how index funds differ from actively managed funds, and an overview of the advantages they offer.
What Is the Domini 400 Social IndexSM?	11
Information about the nation’s first index to apply social and environmental criteria.
Is the Fund an Appropriate Investment for Me?	14
Additional Investment Strategies, Risk, and Portfolio Holdings Information	15
Who Manages the Fund?	17
Shareholder Manual	A-1
Information about buying, exchanging, and selling shares of the Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.
Financial Highlights	B-1

Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategies of the Domini Institutional Social Equity Fund. Reading the prospectus will help you to decide whether the Fund is the right investment for you.

Mutual funds:

•     Are not FDIC-insured

•     Have no bank guarantees

•     May lose value

Because you could lose money by investing in this Fund, we suggest that you read this prospectus carefully, and keep it for future reference.

The Fund at a Glance

Investment Objective

The Domini Institutional Social Equity Fund seeks to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social Index,SM an index made up of the stocks of 400 companies selected using social and environmental criteria. The Index is composed primarily of large-cap U.S. companies.

Primary Investment Strategies

The Domini Institutional Social Equity Fund seeks to match the composition of the Domini 400 Social Index as closely as possible. The Fund typically invests all or substantially all of its assets in stocks of the companies included in the Domini 400 Social Index. Accordingly, the Fund has a policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments with similar economic characteristics. The Fund will give you 60 days’ prior notice if it changes this 80% policy.

The Fund holds all 400 stocks included in the Domini 400 Social Index in approximately the same proportion as they are found in the Index. This is known as a full replication strategy.

Although you cannot invest directly in an index, an index mutual fund provides you with the opportunity to invest in a portfolio that tracks an index.

The Fund follows these strategies by investing in the Domini Social Index Portfolio, another fund with the same investment objective. For more information, please refer to “More About the Fund.”

The Fund at a Glance

Primary Risks

• General. There can be no guarantee that the Domini Institutional Social Equity Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund’s shareholders, but shareholders will be given notice at least 30 days before any change is implemented. Management currently has no intention to change the Fund’s investment objective.

• Market Risk. The Fund’s total return, like the stock market in general, will fluctuate widely. You could lose money by investing in the Fund over short or long periods of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

• Large-Cap Companies. The Fund invests primarily in the stocks of large-cap companies. As of September 30, 2004, the market capitalization of the companies included in the Domini 400 Social IndexSM ranged from $14.7 million to $300.3 billion. Large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes or the stock market overall. The performance of your investment will generally follow these market trends. Because the Index is weighted by market capitalization, a few large companies represent a relatively large percentage of the Index. Should the value of one or more of these stocks decline significantly, it could negatively affect the Fund’s performance.

• Indexing. The Fund will continue to invest in the Domini 400 Social Index,SM regardless of how the Index is performing. It will not shift its concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling or stagnant stock market. If the Index is heavily weighted in a single industry or sector, the Fund will be heavily invested in that industry or sector, and as a result can be affected more positively or negatively by developments in that industry or sector than would be another mutual fund whose investments are not restricted to the securities in the Index. Also, the Fund’s ability to match the performance of the Index may be affected by a number of factors, including Fund operating expenses and transaction costs, inflows and outflows of cash from the Fund, and imperfect correlation between the Fund’s holdings and those in the Index.

• Socially Responsible Investing. The Fund’s portfolio is subject to multiple social and environmental criteria. As a result, Fund management may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so.

Additional risk information is provided in the “More About the Fund” section of this prospectus on pages 9 and 14 and in the Statement of Additional Information.

The Fund at a Glance

Past Performance

The bar chart below and the following table provide an indication of the risks of investing in the Domini Institutional Social Equity Fund. The bar chart shows how returns have varied from one calendar year to the next. The table shows how the Fund’s average annual total returns compare with those of the Standard & Poor’s 500 Index (S&P 500), a broad-based index. Please note that this information represents past performance (before and after taxes), and is not necessarily an indication of how the fund will perform in the future.

Total Return for Years Ended December 31

This bar chart shows how the Fund’s performance has varied over the last seven calendar years.

Best quarter covered by the bar chart above: 24.86%
(quarter ended 12/31/98)

Worst quarter covered by the bar chart above: -17.06%
(quarter ended 9/30/02)

Year-to-date performance as of 9/30/04: 0.41%

The Fund at a Glance

Average Annual Total Returns for the Periods Ended 12/31/03

The table below shows the Fund’s average annual total returns in comparison to the S&P 500. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax.

Please note:

•	Actual after-tax returns depend on your tax situation and may differ from those shown.
•	After-tax returns are not relevant if you hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

	1 Year	5 Years	Since Inception (5/30/96)
Domini Institutional Social Equity Fund
Return Before Taxes	28.03%	-1.17%	9.21%
Return After Taxes on Distributions	27.48%	-1.77%	8.18%
Return After Taxes on Distributions and Sale of Fund Shares*	18.18%	-1.23%	7.39%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	28.69%	-0.57%	8.58%

*  The calculation of the Fund shares’ return after taxes on distributions and sale of Fund shares assumes a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full.

The Fund at a Glance

Fund Fees and Expenses

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini Institutional Social Equity Fund.*

Shareholder Fees
(fees paid directly by you)
Sales Charge (Load) Imposed on Purchases:	None
Deferred Sales Charge (Load):	None
Redemption Fee (as a percentage of amount redeemed, if applicable):	2.00%**
Exchange Fee:	None
Annual Fund Operating Expenses
(expenses deducted from the Fund’s assets)
Management Fees:	0.20%
Distribution (12b-1) Fees:	None
Other Expenses
Administrative Services and Sponsorship Fee:	0.25%
Other Expenses:	0.09%
Total Annual Fund Operating Expenses:	0.54%
Fee Waiver†:	0.14%
Net Expenses:	0.40%

*  The table and the following example reflect the aggregate expenses of the Fund and the Domini Social Index Portfolio, the underlying portfolio in which the Fund invests.

** In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales or exchanges of shares made less than 90 days after settlement of purchase or acquisition through exchange, with certain exceptions.

†  Until November 30, 2005, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund’s expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.40% of its average daily net assets, absent an earlier modification by the Board of Trustees, which oversees the Fund.

The Fund at a Glance

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, operating expenses remain the same for the time period indicated, and the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41*	$159	$288	$664

* For redemptions less than 90 days after settlement of purchase or acquisition through exchange, the cost of investing could be up to $200 higher due to the early redemption fee. For additional information, please refer to the Shareholder Manual.

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

Quick Guide to Important Information
Minimum Initial Investment: $2,000,000
Investment Adviser: Domini Social Investments LLC
Commencement of Operations: May 30, 1996
Net Assets as of September 30, 2004: $198,957,981
Dividends: Distributed quarterly, in March, June, September, and
December
Capital Gains: Distributed annually, usually in December
Newspaper Listing: Dom Soc Inv-Inst Soc Eq
Ticker Symbol: DIEQX
CUSIP Number: 257131102
Website: www.domini.com
Shareholder Services: 1-800-582-6757

More About the Fund

Socially Responsible Investing

In addition to traditional financial considerations, socially responsible investors factor social and environmental criteria into their investment decisions. They believe that this helps to encourage greater corporate responsibility, and may also help to identify companies that are good long-term investments because enlightened management may be better able to meet the future needs of society and the environment. In addition, in the course of seeking financial gain for themselves, socially responsible investors look for opportunities to use their investments to improve the lives of others.

Typically, socially responsible investors seek to invest in corporations and other issuers with positive qualities, such as a responsible environmental record or strong employee relations. They seek to avoid companies that manufacture products, or employ practices, that they believe have harmful effects on society or the natural environment.

At Domini Social Investments, in addition to applying social and environmental criteria to all of our investments, we work with companies to improve their social and environmental performance and file shareholder resolutions on these issues when appropriate. In addition, we vote company proxies in a manner consistent with our social and environmental criteria. In 1999, we became the first mutual fund manager in the U.S. to publicly disclose its votes. In 2001, Domini Social Investments petitioned the Securities and Exchange Commission (SEC) for the rule that now requires all mutual funds to disclose their proxy votes and policies.

The Social and Environmental Criteria Applied to the Fund

The Domini Institutional Social Equity Fund seeks to avoid securities of corporations that manufacture tobacco products or alcoholic beverages, derive revenues from gambling enterprises, or have a direct ownership share in, or operate, nuclear power plants. The Fund also seeks to avoid investment in firearms manufacturers and major military contractors.

Once a company has passed the set of exclusionary criteria described above, it is subjected to a range of qualitative factors designed to measure the quality of its relations with its various stakeholders, including employees, consumers, communities, and the natural environment.

More About the Fund

Domini considers the following criteria when evaluating companies for possible investment and may exclude companies based on poor performance in these areas:

• Citizenship — the company’s record with regard to its charitable activities and its community relations in general, including its relations with indigenous people

• Diversity — the company’s record with regard to the hiring and promotion of women and minorities, particularly to management positions and the board of directors, including the company’s record with respect to the availability of benefit programs that address work/family concerns, innovative hiring programs for the disabled, and progressive policies toward gays and lesbians

• Employee Relations — the company’s record with regard to labor matters, workplace safety, employee benefit programs, and meaningful participation in profits

• Environmental Performance — the company’s record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products, and services

• Product-Related Issues — the company’s record with regard to product safety, marketing practices, and commitment to quality

Domini may, at its discretion, choose to apply additional criteria, or to modify the application of the criteria listed above, to the Fund at any time, without shareholder approval. This will impact the types of investments held by the Fund, and may cause certain companies or industries to be dropped from or added to the Fund’s portfolio.

More About the Fund

About Index Investing

What is an index?

An index is an unmanaged group of stocks selected to measure the behavior of the market, or some portion of it. The S&P 500, for example, is an index of 500 companies selected to track the performance of the broad market of large-cap U.S. companies. Investors use indexes as benchmarks to measure how their investments are performing in comparison to the market as a whole.

The Domini 400 Social IndexSM attempts to track the performance of a broad representation of primarily large-cap U.S. companies selected using multiple social and environmental criteria. The Domini 400 Social Index was created to serve as a benchmark for socially and environmentally conscious investors.

What is the difference between an index fund
and an actively managed fund?

The Domini Institutional Social Equity Fund uses a passive investment strategy. This means that the Fund purchases, holds, and sells stocks based on the composition of the Domini 400 Social Index rather than on a manager’s judgment as to the direction of the market or the merits of any particular stock.

Unlike index funds, actively managed equity funds buy and sell stocks based on the fund manager’s opinion of the financial outlook of segments of the stock market and certain companies in particular. Because index funds use a passive strategy, changes in the portfolio manager generally have less impact on fund performance.

Index funds provide investors with an opportunity to invest in a portfolio that is specially designed to match the performance of a particular index. Rather than relying on the skills of a particular mutual fund manager, index fund investors purchase, in a sense, a cross-section of the market. Their performance should therefore reflect the segment of the market that their fund is designed to track.

More About the Fund

What are some of the advantages of index investing?

Index investing has become quite popular because it offers investors a convenient, relatively low-cost, and tax-efficient way to obtain exposure to a broad spectrum of the market. Here are some other advantages:

• Industry Diversification. Many index funds, including the Domini Institutional Social Equity Fund, track an index representing a diverse mix of industries. This structure can help reduce volatility as compared to funds that may focus on a particular industry. Please note that although the Fund holds a broad cross-section of the U.S. stock market, it should not be considered a balanced investment program because it holds only stocks.

• Benchmark Comparability. Index funds typically match the performance of their particular benchmarks more closely than comparable actively managed funds. The Domini Institutional Social Equity Fund seeks to match the performance of the Domini 400 Social Index.SM

• Tax Efficiency. Turnover rate refers to the volume of buying and selling of securities by a fund. The turnover rate of index funds tends to be much lower than the average actively managed mutual fund. Depending on your particular tax situation, a low turnover rate may produce fewer taxable capital gains.

Compare Turnover Rates

The average annual portfolio turnover rate for all domestic stock funds is 94%.*

The annual portfolio turnover rate for the Domini Social Index Portfolio, which the Domini Institutional Social Equity Fund invests in, is 8%.** (There is no guarantee that this turnover will not be higher in the future.)

A 100% portfolio turnover rate would occur if a fund sold and replaced securities valued at 100% of its net assets within a one-year period.

 * As of 9/30/04; taken from Morningstar PrincipiaPro.

 ** For the period from 8/1/03 to 7/31/04.

More About the Fund

What Is the Domini 400 Social IndexSM?

The Domini 400 Social Index was the first index constructed according to social and environmental criteria. It was created and launched in May 1990 by the social research firm of KLD Research & Analytics, Inc. (KLD) in order to serve as a benchmark for socially responsible investors and to determine how the application of social and environmental criteria affects financial performance. The Domini Institutional Social Equity Fund was launched in 1996 to provide institutional investors with an opportunity to invest in a portfolio based on the Index. The Index is maintained by KLD. It is composed of the common stocks of 400 companies selected according to a broad range of social and environmental criteria.

How was the Domini 400 Social IndexSM constructed?

To construct the Index, KLD first applied to the S&P 500 a number of traditional social screens. Roughly half of the S&P 500 companies qualified for the Index in this initial screening process. Approximately 150 non-S&P 500 companies were then added with two goals in mind. One goal was to obtain a broad representation of industries, so that the Index would more accurately reflect the market available to the socially responsible investor. Another goal was to identify companies that are particularly strong models of corporate behavior. A variety of financial factors, such as solvency, industry and sector diversification, and market capitalization, are also considered in evaluating companies for addition to the Index.

KLD maintains an extensive database of corporate accountability information on more than 3,000 publicly traded companies.

How are the Fund’s largest holdings selected?

On March 18, 2005, both the Domini 400 Social Index and the S&P 500 began to calculate market capitalization on a "float-adjusted basis." This means that only the shares of company stock that are readily available in the public market are used to calculate a company's market capitalization. Shares that are closely held by other publicly traded companies, control groups, or government agencies are excluded from the calculation.

Like the S&P 500, the Index is "market capitalization-weighted." Market capitalization is a measure of the value of a publicly traded company. Until March 18, 2005, both the Index and the S&P 500 calculated market capitalization by multiplying the total number of outstanding shares of company stock by the price per share.

The adjustment to float adjustment will occur in two stages. On March 18, 2005, the Index moved half way to float adjustment, to correspond with the S&P 500, which

More About the Fund

made the same move on that day. In September 2005, the Index will complete the transition to float adjustment, again corresponding with the S&P 500.

The Domini Institutional Social Equity Fund’s portfolio is also market capitalization-weighted. For example, assume that the total market value of Company A’s shares is twice the total market value of Company B’s shares. The Fund’s portfolio is structured so that its investment in Company A will be twice the value of its investment in Company B. The Fund’s top ten holdings therefore are simply the ten companies with the highest market value in the Index.

Because it seeks to replicate the Index as closely as possible, the Fund will normally attempt to have a correlation between the weightings of the stocks it holds in its portfolio and the weightings of the stocks in the Index of 0.95 or better. (A figure of 1.0 would indicate a perfect correlation.) Adjustments to the Fund's portfolio are made in anticipation of or to correspond with changes to the companies or the weights of the companies included in the Index. It will be necessary to make additional adjustments to the Fund's portfolio due to the change to float adjustment. During this transitional period, these portfolio adjustments may cause an unusual amount of portfolio turnover, and may cause the correlation between the weightings of the stocks in the Fund to the weighting of the stocks in the Index to be less than 0.95.

How is the Domini 400 Social IndexSM maintained?

The Index is maintained using a “buy and hold” strategy. Generally speaking, this means that companies that are in the Index stay in the Index for a long time. A company will not be removed because its stock has not been performing well unless in KLD’s opinion the company is no longer financially viable. Sometimes a company is removed from the Index because it has been acquired by another company. Sometimes a company may split into two companies and only one of the surviving companies is selected to stay in the Index (because the Index is maintained to consist of exactly 400 companies at all times).

Occasionally, a company may also be removed from the Index because its social profile has deteriorated or due to its inadequate response to a significant controversy. When a company is removed from the Index, it is replaced with another company. In the selection process, among other factors, KLD considers the size of the company, the industry it is in, and its social profile.

Are there companies I won’t like in the Domini 400 Social IndexSM?

The social and environmental criteria applied to the Index are designed to reflect those most widely used by socially responsible investors. However, you may find that some companies in the Index do not reflect your social or environmental standards. You may

More About the Fund

wish to review a list of companies in the Domini Institutional Social Equity Fund’s portfolio to decide if they meet your personal standards. The complete list is available in the Fund’s Annual and Semi-Annual Reports and online at www.domini.com. To obtain copies of these reports, free of charge, call 1-800-582-6757.

No company is a perfect model of social or environmental responsibility. Each year, the Domini Institutional Social Equity Fund uses its voice as a shareholder to encourage companies to improve their social and environmental records by voting proxies, writing letters, engaging management in dialogue, and filing shareholder resolutions.

More About the Fund

Is the Fund an Appropriate Investment for Me?

Accounts in the Domini Institutional Social Equity Fund may only be established by or for the benefit of investors that have been approved by the distributor, meet the minimum investment and other requirements described below, and fall within the following categories:

•	Endowments
•	Foundations
•	Religious organizations
•	Other nonprofit entities
•	Individuals
•	Retirement plan sponsors
•	Certain corporate or similar institutions
•	Omnibus accounts maintained by financial intermediaries

The minimum initial investment is generally $2,000,000 for an account, provided that defined contribution plan accounts must meet a minimum initial investment requirement of $10 million. Investors may meet the minimum initial investment amount by aggregating up to three separate accounts (other than retirement plan accounts) within the Fund. Defined contribution plan accounts meet eligibility levels at the sponsor level. Defined contribution plan accounts cannot be aggregated with defined contribution plans of unaffiliated sponsors to meet the $10 million minimum initial investment amount.

Accounts in the Fund will not be established for omnibus or other accounts for which Domini provides recordkeeping and other shareholder services or for which the Fund is required to pay any type of administrative payment per participant account.

The Fund may change any of the policies described above at any time.

If you are seeking long-term growth, and are looking for an efficient way to invest in the broad U.S. stock market, the Fund may be appropriate for you.

Please note that although the Fund holds a broad cross-section of the U.S. stock market, it should not be considered a balanced investment program because it only holds stocks. In addition, the Fund should be considered a long-term investment and is not appropriate for short-term goals.

If you depend on your investments for current income, or would find it a financial hardship to wait out periods of stock market volatility, the Fund may not be appropriate for you.

More About the Fund

Additional Investment Strategies, Risk,

and Portfolio Holdings Information

Temporary Investments

The Domini Institutional Social Equity Fund may temporarily use a different investment strategy for defensive purposes in response to market conditions, economic factors, or other occurrences. This may adversely affect the Fund’s performance. You should note, however, that the Fund has not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future — even in the event of deteriorating market conditions.

Cash Reserves

Although the Fund seeks to be fully invested at all times, it keeps a small percentage of its assets in cash or cash equivalents. These reserves provide the Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. The issuers of these securities must satisfy certain social criteria.

Investment Structure

The Fund invests its assets in the Domini Social Index Portfolio, a registered investment company. The Portfolio has the same investment objective as the Fund and invests in securities using the strategies described in this prospectus. The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Fund determines that it is in the best interest of the Fund’s shareholders to do so. The Board of Trustees would then consider what action might be taken, including investing all of the Fund’s assets in another similarly structured portfolio having the same investment objective as the Fund, or hiring an investment adviser to manage the Fund’s assets. There is currently no intention to change the Fund’s investment structure. References to the Fund in this prospectus include the Portfolio, unless the context requires otherwise.

Securities Lending

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, the Fund may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash, or cash equivalents maintained on a current basis at an amount at least equal to the

More About the Fund

market value of the securities loaned. The Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days’ notice. During the existence of a loan, the Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Fund may pay finder’s and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information and at www.domini.com. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31) in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports are available by mail from Domini Social Investments. Each report is available online at www.domini.com and on the EDGAR database on the SEC’s website, www.sec.gov.

In addition, Domini’s website contains information about the Fund’s portfolio holdings, including, as applicable, the security description, the ticker, the security identification number, price per share, par value, interest rate, maturity date, market value, and percentage of total investments updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31). This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. To find this information, please visit www.domini.com/Institutional-Services/Domini-Institutional-Social-Equity-Fund/ Portfolio/index.htm.

Additional Information

The Fund is not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Fund’s investment strategies and risks, the Fund’s Statement of Additional Information is available, free of charge, from Domini Social Investments.

More About the Fund

Who Manages the Fund?

Investment Manager

Domini Social Investments LLC (Domini or the Manager), 536 Broadway, 7th Floor, New York, NY 10012, has been managing money since November 1997 and as of September 30, 2004, managed more than $1.8 billion in assets for individual and institutional investors who are working to create positive change in society by using social and environmental criteria in their investment decisions. Domini provides the Domini Institutional Social Equity Fund and the Portfolio with investment supervisory services, overall operational support, and administrative services.

Investment Submanager

SSgA Funds Management, Inc. (SSgA), with its main offices at State Street Financial Center, One Lincoln Street, Boston, MA 02111, provides investment submanagement services to the Portfolio pursuant to a Submanagement Agreement with Domini. SSgA had approximately $97.9 billion in assets under management as of September 30, 2004, including $7.1 billion in assets for which SSgA acts as a submanager. SSgA and its affiliated companies managed over $866.0 billion in index fund assets and over $93.7 billion in socially responsible assets as of September 30, 2004. SSgA implements the daily transactions necessary to maintain the proper correlation between the Fund’s portfolio and the Domini 400 Social Index.SM SSgA does not determine the composition of the Index. The Index’s composition is determined by KLD Research & Analytics, Inc.

For the services Domini and the submanager provided to the Fund and the Portfolio during the fiscal year ended July 31, 2004, they received a total of 0.28% of the average daily net assets of the Fund, after waivers.

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Shareholder Manual

This section provides you with information about buying, exchanging, and selling shares of the Domini Institutional Social Equity Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.

Table of Contents

How to Open an Account	A-2
How to Buy Shares	A-3
How to Exchange Shares	A-4
How to Sell Shares	A-4
Additional Information on Selling Shares	A-6
How the Price of Your Shares Is Determined	A-8
How can I find out the Fund’s NAV?	A-8
How do you determine what price I will get when I buy shares?	A-9
How do you determine what price I will get when I sell shares?	A-9
How is the value of securities held by the Fund determined?	A-9
Fund Statements and Reports	A-10
Dividends and Capital Gains	A-10
Taxes	A-11
Anti-Money Laundering	A-12
Rights Reserved by the Fund	A-12

For More Information

Call our Shareholder Services department toll-free at 1-800-582-6757 for more information on the following:

•	Investing in the Fund
•	Your account
•	The Fund’s daily share price
•	Socially responsible investing

Shareholder Services representatives are available to take your call business days, 9 am - 5 pm, Eastern Time.

You may obtain the share price of the Fund 24 hours a day, 7 days a week, by using our automated telephone system.

Visit our website at www.domini.com.

Quick Reference

Ticker Symbol: DIEQX

Newspaper Listing: Dom Soc Inv-Inst Soc Eq

Account Statements are mailed monthly.

Trade Confirmations are sent after purchases and redemptions.

Annual and Semi-Annual Reports are mailed in late September and March, respectively.

Shareholder Manual

How to Open an Account

1.	Read this prospectus (and please keep it for future reference).
2.	Decide how much you want to invest.
Please see "More About the Fund — Is the Fund an Appropriate Investment for Me?" for minimum initial investment requirements.
3.

Decide whether to make your initial purchase by check or bank wire. Follow the simple instructions we’ve provided under “How to Buy Shares”. Be sure to completely fill out and sign the Account Application.

If at any time you need assistance, please call 1-800-582-6757, business days, 9 am - 5 pm, Eastern Time.

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, taxpayer identification number, and other information that will allow us to identify you.

What Is “Good Order”?

Purchase, exchange, and sale requests must be in “good order” to be accepted by the Fund. To be in “good order” a request must include:

•	The Fund name
•	The account number
•	The funds for the purchase by check or by wire or the amount of the transaction (in dollars or shares) for the exchange or sale
•	Name, address, taxpayer identification number, and other information that will allow us to identify you
•	The signatures of all owners exactly as registered on the account (for redemption requests by mail)
•	A Medallion Signature Guarantee if required (see page A-6)
•	Any supporting legal documentation that may be required

Shareholder Manual

How to Buy Shares

Mail the completed Account Application to:

Domini Funds
P.O. Box 9785
Providence, RI 02940-9785

By Check

For your initial investment, include your check with the completed Account Application.

For subsequent investments, fill out the investment slip included with trade confirmations or account statements, or send a note with your check indicating the Fund name, the account number, and the dollar amount. Always be sure to include the account number on your check. If you need additional forms, please call 1-800-582-6757.

Your check must be in U.S. dollars drawn on a U.S. bank and be made payable to “Domini Funds.”

IMPORTANT: For our mutual protection, the Fund cannot accept cashier’s checks, money orders, checks made payable to third parties, starter checks, or travelers checks.

By Bank Wire

For new accounts, please call 1-800-582-6757 to obtain an account number before wiring funds.

To establish wire privileges on an existing account, or for additional information about this service, please call 1-800-582-6757.

Wire your investment to:

Bank:	PNC Bank
ABA:	031000053
Acct Name:	Domini Social Investments
Acct #:	86-0690-5468
FBO:	Fund Name, Account Name, and Account Number at Domini Funds

Shareholder Manual

How to Exchange Shares

You may exchange all or a portion of your Fund shares into any other available Domini Fund. You may also deposit redemption proceeds into the Domini Money Market Account.® You may request an exchange by calling 1-800-582-6757, or in writing. All written requests must be signed by all owners.

For information on transferring assets from another mutual fund family, please call 1-800-582-6757.

Domini Money Market Account®

The Domini Money Market Account (DMMA) offered through ShoreBank is an FDIC-insured (up to certain limits) interest-bearing account with direct community development benefits. You may open and maintain a DMMA at no charge, and take advantage of free check-writing (with a $500 minimum per check) and easy transfers by telephone to and from your Domini Institutional Social Equity Fund account. A DMMA investment is subject to certain terms and conditions. Call 1-800-582-6757 or visit www.domini.com for more information. The rate of return for the DMMA will vary. The DMMA is available to individuals, trusts, and nonprofit organizations only. The Domini Institutional Social Equity Fund is not insured by the FDIC.

How to Sell Shares

You are free to sell all or part of your Fund shares at any time during New York Stock Exchange trading hours (generally business days, 9 am - 4 pm, Eastern Time). The Fund will send the proceeds from the sale to you or a third party that you have designated. (This may require a Medallion Signature Guarantee — see page A-6.)

Transactions are processed at the next determined share price after the Fund receives your sale request in good order.

IMPORTANT: Once a redemption order is placed, the transaction cannot be cancelled by the shareholder.

Shareholder Manual

You may sell (redeem) your shares in the Fund in the following ways:

In Writing

Mail written redemption requests to:

Domini Funds
P.O. Box 9785
Providence, RI 02940-9785

Letters requesting redemptions must:

•	Specify the dollar amount or the number of shares to be sold, the Fund name, and the account number
•	Be signed in exactly the same way the account is registered by all registered owners or authorized signers

Your redemption request may require a Medallion Signature Guarantee. Please see page A-6 for details.

By Telephone

To sell shares by telephone, call the Fund at 1-800-582-6757.

If you wish to receive your redemption by wire and have not already established wire privileges on your account, you must submit a wire redemption request in writing along with a Medallion Signature Guarantee. Please see page A-6 for details.

Please consider sending a written request to sell shares if you cannot reach the Fund by telephone.

Neither the Fund nor its transfer agent or distributor will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Fund if you wish to suspend telephone redemption privileges.

By Bank Wire

To establish wire redemption privileges on a new account, fill out the appropriate area on the Account Application and attach a voided check.

If you have not already established wire redemption privileges on your account, you must submit wire redemption requests in writing along with a Medallion Signature Guarantee. Please see page A-6 for details.

Shareholder Manual

Additional Information on Selling Shares

Signature Guarantees

You are required to obtain a Medallion Signature Guarantee from a participating institution for any of the following:

•	Sales (redemptions) exceeding $100,000
•	Written sales requests, regardless of amount, made within 30 days following any changes in account registration
•	Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account)

The following types of institutions may participate in the Medallion Signature Guarantee program:

•	Banks
•	Savings institutions
•	Credit unions
•	Broker-dealers
•	Other guarantors acceptable to the Fund and its transfer agent

The Fund and its transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Fund or its transfer agent may, at its option, request further documentation prior to accepting requests for redemptions.

Unusual Circumstances

The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In the event that the Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

The Fund may postpone payment of redemption proceeds under either of these circumstances:

•	During any period in which the New York Stock Exchange is closed or in which trading is restricted

•	If the SEC determines that an emergency exists

Shareholder Manual

Large Redemptions

It is important that you call the Fund before you redeem any amount in excess of $500,000. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds — up to 7 days — if the amount to be redeemed will disrupt the Fund’s operation or performance.

The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the Fund, except upon approval of the Manager.

Market Timing and Redemption Fee

The Fund is a long-term investment. Market timers, who buy and sell rapidly in the hopes of making a short-term profit, drive up costs for all other shareholders, including long-term shareholders who do not generate these costs. Market timers can disrupt portfolio investment strategies, for example by causing a portfolio manager to sell securities to meet a redemption request when the manager might otherwise have continued to hold the securities, and may increase the Fund’s transaction costs, such as brokerage expenses. Do not invest with the Fund if you are a market timer.

The Board of Trustees has approved a redemption fee to discourage the Fund from being used as a vehicle for frequent short-term shareholder trading. The Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if you sell or exchange shares after holding them less than 90 days. The redemption fee will be deducted from your redemption proceeds and returned to the Fund. If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed first for purposes of determining whether the redemption fee applies.

The redemption fee is not imposed on:

•	Shares acquired as a result of reinvestment of dividends or distributions
•	Shares redeemed following the death of a shareholder
•	Shares redeemed on the initiation of the Fund (e.g., for failure to meet account minimums)
•	Shares purchased prior to November 30, 2004

Shareholder Manual

In addition, the Fund’s Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of specific limits each day in order to monitor trading activity. If Domini suspects a pattern of market timing, we cancel the transaction, close the account, and/or suspend or terminate the broker if possible, to prevent any future activity. The Fund does not maintain any arrangements to permit excessive trading and market timing activities.

How the Price of Your Shares Is Determined

The Fund determines its share price (or NAV, net asset value per share) at the close of regular trading on the New York Stock Exchange, normally 4 pm, Eastern Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the Fund’s liabilities (debts) from the value of its assets, and dividing the difference by the number of outstanding shares of the Fund.

Net Asset Value (NAV)	=	Total Assets - Total Liabilities
Number of Shares Outstanding

To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

How can I find out the Fund’s NAV?

You may obtain the Fund’s NAV 24 hours a day online at www.domini.com or by phone by calling 1-800-582-6757 from a touch-tone phone and accessing our automated telephone system.

Newspaper Listings: This information is also listed in the mutual fund listings of most major newspapers. The Fund is most commonly listed as Dom Soc Inv-Inst Soc Eq.

Monthly Statements: You will also receive this information monthly, on your account statement.

Shareholder Manual

How do you determine what price I will get when I buy shares?

If your order is received by the Fund by 4 pm, Eastern Time, in good order, you will receive the NAV determined at the end of that day. See “What Is ‘Good Order’?” on page A-2.

The Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

How do you determine what price I will get when I sell shares?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Fund in good order. See “What Is ‘Good Order’?” on page A-2. Please note that redemption requests received after the Fund’s share price has been calculated, normally 4 pm, Eastern Time, will be processed at the next share price that is calculated by the Fund the next business day the Fund’s share price is calculated.

The Fund will normally pay for the shares on the next day the New York Stock Exchange is open for trading, but in any event within 7 days. Sales of shares made less than 90 days after settlement of a purchase or acquisition through exchange will be subject to an early redemption fee, with certain exceptions. (See “Additional Information on Selling — Market Timing and Redemption Fee” above for more information.) If you purchased the shares you are selling by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 8 business days from the purchase date. The Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

How is the value of securities held by the Fund determined?

The Fund typically uses market prices to value securities. However, when a market price is not available, or when the Fund has reason to believe that the price does not represent market realities, the Fund will value securities instead by using methods approved by the Fund’s Board of Trustees. When the Fund uses fair value pricing, the Fund’s value for a security may be different from quoted market values. Because the Fund invests primarily in the stocks of large-cap U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Fund would use fair value pricing — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Each short-term obligation (with a remaining maturity of less than 60 days) is valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

Shareholder Manual

Fund Statements and Reports

Confirmation Statements

Statements confirming the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares. Confirmation statements are not sent for reinvested dividends. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757.

Fund Financial Reports

The Fund’s Annual Report is mailed in September, and the Fund’s Semi-Annual Report is mailed in March. These reports include information about the Fund’s performance, as well as a complete listing of the Fund’s holdings.

Tax Statements

Each year we will send you a statement reporting the previous year’s dividend and capital gains distributions and proceeds from the sale of shares, as required by the IRS. These are generally mailed in January.

Dividends and Capital Gains

The Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid quarterly (usually in March, June, September, and December). Any capital gain dividends are distributed annually in December.

You may elect to receive dividends either by check or in additional shares. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. In either case, dividends are normally taxable to you in the manner described below.

Shareholder Manual

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

Taxability of Dividends

Each year the Fund will mail you a report of your dividends for the prior year and how they are treated for federal tax purposes. If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the dividends you receive from the Fund, whether you take the dividends in cash or reinvest them in additional shares. Noncorporate shareholders will be taxed at reduced rates on distributions designated by the Fund as “qualified dividend income.” Dividends designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

Buying a Dividend

Dividends paid by the Fund will reduce the Fund’s net asset value per share. As a result, if you buy shares just before the Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

Taxability of Transactions

Anytime you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

IMPORTANT: By law, the Fund must withhold taxes, at the rate of 28%, from your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so. The Fund may also be required to withhold if you fail to certify that you are not otherwise subject to backup withholding for failing to report income to the IRS, or otherwise violate IRS requirements.

Shareholder Manual

Anti-Money Laundering

As part of our required anti-money laundering program, we may ask you to provide various identification documents or other information when you open or make certain significant changes to your account. Until you provide the information or documents required, you may not be able to open an account or effect additional transactions.

Rights Reserved by the Fund

The Fund and its agents reserve the following rights:

•	To waive or change investment minimums
•	To refuse any purchase or exchange order
•	To stop selling shares at any time
•	To change, revoke, or suspend the exchange privilege
•	To suspend telephone transactions
•

To cancel any purchase or exchange order (including, but not limited to, orders that involve, in the Manager’s opinion, excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder

•	To implement additional policies designed to prevent excessive trading
•	To adopt policies requiring redemption of shares in certain circumstances
•

To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur

•	To otherwise modify the conditions of purchase and any services at any time
•	To act on instructions believed to be genuine

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interests of the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.

	Year Ended July 31,
	2004		2003		2002		2001		2000
For a share outstanding for the period:
Net asset value, beginning of period	$14.90		$13.51		$18.53		$23.15		$21.50
Income/(loss) from investment operations:
Net investment income	0.18		0.19		0.17		0.14		0.12
Net realized and unrealized gain/(loss) on investments	1.60		1.41		(4.28)		(4.14)		1.79
Total income/(loss) from investment operations.	1.78		1.60		(4.11)		(4.00)		1.91
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.16)		(0.21)		(0.16)		(0.12)		(0.12)
Distributions to shareholders from net realized gain	—		—		(0.75)		(0.50)		(0.14)
Total dividends and distributions	(0.16)		(0.21)		(0.91)		(0.62)		(0.26)
Net asset value, end of period	$16.52		$14.90		$13.51		$18.53		$23.15
Total return	11.97%		12.05%		(23.05)%		(17.37)%		8.85%
Portfolio turnover*	8%		8%		13%		19%		9%
Ratio/supplemental data (annualized):
Net assets, end of year (in millions)	$199		$190		$243		$416		$463
Ratio of expenses to average net assets	0.37	%(1)	0.30	%(1)	0.30	%(1)	0.30	%(1)	0.30	%(1)
Ratio of net investment income to average net assets	1.13%		1.24%		0.93%		0.69%		0.60%

*	For the Portfolio in which the Fund invests.
(1)

Reflects a waiver of fees by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 0.54%, 0.53%, 0.50%, 0.50%, and 0.51%, for the years ended July 31, 2004, 2003, 2002, 2001, and 2000, respectively.

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Domini Social Investments,® Domini Social Equity Fund,® Domini Social Bond Fund,® Domini Money Market Account,® The Responsible Index Fund,® The Way You Invest Matters,® and domini.com® are registered service marks of Domini Social Investments LLC.

Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc. (KLD), which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Domini 400 Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund.

The Domini Institutional Social Equity Fund is not sponsored, endorsed, sold, or promoted by KLD Research & Analytics, Inc. (KLD). KLD makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. KLD has no obligation to take the needs of Domini Social Investments LLC or the shareholders of the Fund into consideration in determining, composing, or calculating the Domini 400 Social Index. KLD is not responsible for and has not participated in the management of the Fund or the distribution of the shares of the Fund. KLD has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

KLD DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN, AND KLD SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KLD MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOMINI SOCIAL INVESTMENTS LLC, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. KLD MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KLD HAVE ANY LIABILITY FOR ANY SPECIAL PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

For Additional Information

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year, as well as a complete listing of the Fund’s holdings. They are available by mail from Domini Social Investments, or online at www.domini.com.

Statement of Additional Information

The Fund’s Statement of Additional Information contains more detailed information about the Fund and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it. It is available by mail from Domini Social Investments.

Proxy Voting and Social and Environmental Criteria

Visit www.domini.com for more complete information about Domini Social Investments’ proxy voting policies and procedures, to view the Domini Institutional Social Equity Fund’s current proxy voting decisions, to learn more about the firm’s shareholder activism program, and for extensive information about the social and environmental criteria used to maintain the Domini 400 Social Index.SM

Contact Domini

To make inquiries about the Fund or obtain copies of any of the above free of charge, call 1-800-582-6757 or write to:

Domini Social Investments

P.O. Box 9785

Providence, RI 02940-9785

Website: To learn more about the Fund or about socially responsible investing, visit us online at www.domini.com.

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) is available on the EDGAR database on the SEC’s website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. You may also visit the SEC’s Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-942-8090.

File No. 811-7599